UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 1998


                                (October 6, 1998)

                         Commission File Number 0-18952

                            NTS-Properties Plus Ltd.
             (Exact name of registrant as specified in its charter)

         Florida                                    61-1126478
(State or other jurisdiction of           (I.R.S. Employer Identification
incorporation or organization)            No.)

   10172 Linn Station Road
   Louisville, Kentucky                                 40223
(Address of principal executive                      (Zip Code)
offices)

Registrant's telephone number,
including area code                                (502) 426-4800

                                 Not Applicable
               Former name, former address and former fiscal year,
                          if changed since last report

Item 7.  Financial Statements and Exhibits

             a) Pro Forma Information

             Attached hereto is the pro forma  information  required pursuant to
             Article  11  of  the  Regulation  S-X  regarding  the   undersigned
             registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NTS-Properties Plus Ltd.
                                            ------------------------
                                                   (Registrant)



                                      By: NTS-Properties Plus Associates,
                                          General Partner
                                          By: NTS Capital Corporation
                                                 General Partner



                                      /s/ Richard L. Good
                                      -------------------
                                      Richard L. Good
                                      President



                                      /s/ Lynda J. Wilbourn
                                      ---------------------
                                      Lynda J. Wilbourn
                                      Principal Accounting Officer



Date:   December 17, 1998


                            NTS-PROPERTIES PLUS, LTD.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998





                                                                         Proforma
                                                Historical              Adjustments                 Proforma
                                                ----------              -----------                 --------
ASSETS
Cash and equivalent                            $     51,231            $  325,290  (4a)          $    376,521
Cash and equivalents - restricted                    87,802              (12,360)  (4b)                75,442
Accounts receivable                                  15,308               (2,676)  (4c)                12,632
Land, buildings and amenities, net                  939,213             (546,588)  (4c)               392,625
Asset held for sale                                  96,949                    --                      96,949
Deferred leasing commissions, net                   117,067               (5,910)  (4c)               111,157
Other assets                                         73,329              (12,866)  (4c)                60,463
                                               ------------          ------------                ------------

                                              $  1,380,899          $   (255,110)               $   1,125,789
                                               ============          ============                ============

LIABILITIES AND PARTNERS' EQUITY

Mortgages and note payable                     $  3,681,970         $   (644,699)  (4d)          $  3,037,271
Accounts payable                                    123,296                    --                     123,296
Security deposits                                    17,719               (3,292)  (4c)                14,427
Other liabilities                                   105,407              (13,250)  (4c)                92,157
                                               ------------         -------------                  ----------

                                                  3,928,392             (661,241)                   3,267,151
Commitments and Contingencies

Partners' equity                                 (2,547,493)             406,131   (4e)            (2,141,362)
                                               ------------         -------------                ------------

                                              $   1,380,899         $   (255,110)                $  1,125,789
                                               ============          ============                 ===========


  See notes and assumptions to unaudited pro forma financial statements.



                            NTS-PROPERTIES PLUS, LTD.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998



                                                                            Proforma
                                               Historical                Adjustments(4f)             Proforma
                                               ----------                ---------------             --------
REVENUES:
 Rental income                                $    675,062               $   (95,997)              $   579,065
 Interest and other income                          2,429                       (246)                    2,183
                                               -----------                 ----------               ----------

                                                   677,491                   (96,243)                  581,248

EXPENSES:
   Operating expenses                               97,557                    (6,854)                   90,703
   Operating expenses -
    affiliated                                      48,243                    (9,381)                   38,862
   Interest expense                                236,281                   (40,214)(4g)              196,067
   Management fees                                  41,698                    (5,983)                   35,715
   Real estate taxes                                57,149                   (10,064)                   47,085
   Professional and administrative
    expenses                                        36,668                         --                   36,668
   Professional and administrative
    expenses - affiliated                           35,796                         --                   35,796
   Depreciation and amortization                    77,603                    (34,669)                  42,934
                                               -----------                 ----------               ----------

                                                   630,995                   (107,165)                 523,830
                                               -----------                 ----------               ----------

Net income before extraordinary item           $   446,496                 $   10,922              $    57,418
                                               ===========                 ==========               ==========

Net income allocated to the
 limited partners before extraordinary item    $    46,031                 $   10,813              $    56,844
                                               ===========                 ==========               ==========

Net income per limited
 partnership unit before extraordinary item    $       .07                 $      .02              $       .09
                                               ===========                 ==========               ==========

Weighted average number of Units                  661,113                                              661,113
                                               ===========                                          ==========

See notes and assumptions to unaudited pro forma financial statements.

                            NTS-PROPERTIES PLUS, LTD.

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



1. On October 6, 1998, the Lakeshore/University II Joint Venture ("L/U II") Joint Venture and NTS Properties V, affiliates of the General Partner of NTS- Properties Plus Ltd. ("the Partnership"), sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc., for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for Phase II).
              University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned a 12% interest as of September 30, 1998. Portions of the proceeds from this sale were immediately used to pay the remainder of the outstanding debt (including interest and prepayment penalties) secured by these properties. The Partnership will use the remainder of the proceeds from this sale for Partnership liabilities and expenses.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma financial statements present the financial position and results of operations of the Partnership as of and for the nine months ended September 30, 1998, giving effect for the transaction summarized in Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

3 The accompanying unaudited pro forma balance sheet as of September 30, 1998 has been prepared as if the sale of University Business Center Phase II had been effective September 30, 1998. The unaudited pro forma statement of operations for the nine months ended September 30, 1998 has been prepared as if the sale of University Business Center Phase II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred if the sale had been consummated as of January 1, 1997.

4.            Explanation of Pro Forma Adjustments:

              a) Represents the Partnership's share of the cash received from the sale of University Business Center Phase II less closing costs and the repayment of the mortgage payable which was secured by the business center net of the funds released by the mortgage company as discussed below in note 4b.

              b) Represents the Partnership's share of the return of funds held by the mortgage company for property taxes upon the repayment of the mortgage discussed above. See note 4a.

              c) Represents adjustments to eliminate the Partnership's share of the assets and liabilities of University Business Center Phase II as follows. The adjustment to accounts receivable represents the elimination of accrued income which is attributable to the recognition of scheduled and specified rent increases over the lease term on a straight-line basis for financial reporting purposes. The adjustment to land, buildings and amenities represents the elimination of the Partnership's share of land, buildings and amenities associated with University Business Center Phase II. The adjustment to deferred leasing commissions represents the write-off of unamortized leasing commissions which are amortized on a straightline basis over the applicable lease term. The adjustment to other assets represents the writeoff of unamortized loan costs which are amortized on a straightline basis over the term of the loan. The write-off of loan costs was the result of the early extinguishment of debt. The adjustment to security deposits represents the elimination of the security deposit liability which was assumed by the Purchaser. The adjustment to other liabilities represents the elimination of accrued property taxes. The property taxes for the current year are to be paid by the Purchaser in accordance with the contract.

              d) Represents the Partnership's share of the repayment of the mortgage payable which was secured by University Business Center Phase II.

              e) Represents the Partnership's share of the gain on the sale of University Business Center Phase II partially offset by expenses incurred as a result of the early extinguishment of debt (see discussion above).

              f) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phase II.

              g) Represents adjustment to eliminate the interest expense associated with the mortgage payable secured by University Business Center Phase II.



                            NTS-PROPERTIES PLUS, LTD.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                          As Reported December 31, 1997





                                                Proforma
                                   Historical  Adjustments (4a)   Proforma
                                   ----------  ----------------   --------
REVENUES:
 Rental income                     $ 826,343    $(104,401)       $ 721,942
 Interest and other income             1,635         (199)           1,436
                                   ---------    ---------        ---------

                                     827,978     (104,600)         723,378

EXPENSES:
 Operating expenses                  147,540      (20,786)         126,754
 Operating expenses -
  affiliated                          57,172      (10,494)          46,678
 Amortization of capitalized
  leasing costs                        2,485           --            2,485
 Interest expense                    303,763      (56,334)(4b)     247,429
 Management fees                      52,430       (8,196)          44,234
 Real estate taxes                    82,504      (13,480)          69,024
 Professional and administrative
  expenses                            49,139           --           49,139
 Professional and administrative
  expenses - affiliated               51,513           --           51,513
   Depreciation and amortization     158,866      (70,997)          87,869
                                   ---------    ---------        ---------

                                     905,412     (180,287)         725,125
                                   ---------    ---------        ---------

Net (loss) income before
 extraordinary item                $ (77,434)   $  75,687        $  (1,747)
                                   =========    =========        =========

Net (loss) income allocated to
 the limited partners before
 extraordinary item                $ (76,660)   $  74,930        $  (1,730)
                                   =========    =========        =========

Net (loss) income per limited
 partnership unit before
 extraordinary item                $   (0.12)   $    0.12        $      --
                                   =========    =========        =========


Weighted average number of Units     666,248                       666,248
                                   =========                     =========

See notes and assumptions to unaudited pro forma financial statements.

                            NTS-PROPERTIES PLUS, LTD.

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



1. On October 6, 1998, the Lakeshore/University II Joint Venture ("L/U II") Joint Venture and NTS Properties V, affiliates of the General Partner of the Partnership, sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc., for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for Phase II). University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned a 12% interest. Portions of the proceeds from this sale were immediately used to pay the remainder of the outstanding debt (including interest and prepayment penalties) secured by these properties. The Partnership will use the remainder of the proceeds from this sale for Partnership liabilities and expenses.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma statement of operations presents the financial position and results of operations of the Partnership for the year ended December 31, 1997 giving effect for the transaction summarized in
         Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

2. The statement of operations for the year ended December 31, 1997 has been prepared as if the sale of University Business Center Phase II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of results of operations that would have occurred if the acquisition had been consummated as of January 1, 1997.

4.       Explanation of Pro Forma Adjustments:

         a) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phase II.

         b)       Represents   adjustment  to  eliminate  the  interest  expense
                  associated with the mortgage payable secured by University Business Center Phase II.